                           Allmerica Investment Trust

    (Supplement Effective November 30, 1998 to Prospectus dated May 1, 1998)


The following investment portfolio is being offered in the attached Prospectus:


                         Select Growth and Income Fund
                         -----------------------------

Investment Objective: The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

Sub-Adviser: John A. Levin & Co., Inc. ("JAL"), One Rockefeller Plaza, 25th Floor, New York, New York 10020, serves as Sub-Adviser to the Select Growth and Income Fund. JAL was founded as a Delaware corporation in 1982 and is wholly owned by Baker, Fentress & Company, a non-diversified closed-end management investment company registered under the 1940 Act. JAL had approximately $7.4 billion in assets under management as of December 31, 1997. JAL's clients include U.S. and foreign individuals and their related trusts and charitable organizations, private investment partnerships, college and university endowments, foundations and public and private pension and profit sharing plans.

Investment Policies: To achieve its objective of long-term growth of capital and current income, the Select Growth and Income Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. It may invest in a wide range of equity securities, consisting of both dividend-paying and non-dividend paying common stocks, preferred stocks, securities convertible into common stocks and preferred stocks and warrants. These may include securities of large well-known companies as well as smaller growth companies. The securities of smaller growth companies involve certain risks as described above under the "Select Growth Fund". The Fund may hold securities traded on one or more of the national exchanges as well as in the over-the-counter markets. The Fund's portfolio investments are not limited to any particular type of company or industry. The Fund may purchase individual stocks not presently paying dividends which offer opportunities for capital growth or future income, provided that the Sub-Adviser believes the overall portfolio is appropriately positioned to achieve its income objective. To achieve current income, the Fund may invest up to 35% of its assets in both higher-rated and lower-rated fixed-income securities, including not more than 15% in lower-rated securities, commonly known as "junk bonds." In certain circumstances, fixed-income securities may be purchased by the Fund for long-term growth potential. (However, the Fund expects to have substantially less than 35% of its assets invested in fixed-income securities in most circumstances.) Lower-rated, fixed-income securities involve risks discussed under "Certain Investment Strategies and Policies-High Yield Securities." For more information concerning the rating categories of corporate debt securities, see the Appendix to the Prospectus.
The dollar average weighted maturity of the Fund's fixed-income securities will vary depending on, among other things, current market conditions. Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions.

The Fund may invest up to 15% of its net assets in securities which are illiquid. The Fund may also invest up to 25% of its assets in foreign securities (not including its investments in ADRs).

When the Sub-Adviser determines that market conditions warrant a temporary, defensive position, the Fund may invest without limitation in high-grade, fixed-income or U.S. government securities, or hold assets in cash or cash equivalents. To the extent the Fund is so invested, it is not achieving its objective to the same degree as under normal conditions. For hedging purposes, the Fund may engage in the options and futures strategies described under "Certain Investment Strategies and Policies." There can be no assurance of growth of capital, of course, and because the Fund invests a substantial portion of its assets in common stocks and other securities which fluctuate in value, there is substantial risk of market decline. The Fund's Sub-Adviser seeks to minimize this risk through detailed analyses of financial markets and issuers of equity securities and through investment in a diversified portfolio of such securities.

For the fiscal year ended December 31, 1997, the portfolio turnover rate for the Fund was 71%. The portfolio turnover rate for the Fund may vary greatly from year to year.

                         ______________________________

The attached Trust Prospectus is amended as follows to reflect the availability of the Select Growth and Income Fund.

The number "eight" is changed to "nine" in the second sentence of the first paragraph and the Select Growth and Income Fund is added after the Select Strategic Growth Fund on the cover page of the Prospectus.

                         ______________________________

The following is to be inserted into the Financial Highlights table before the Select Income Fund on pages 6 and 7 of the Prospectus.

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
      -------------------------------------------------------------------

                            Income from Investment Operations                      Less Distributions
                       --------------------------------------------  -------------------------------------------------

                                            Net Realized
                         Net                     and                            Distributions
                        Asset                Unrealized               Dividends   from Net
                        Value      Net      Gain (Loss)  Total from   from Net    Realized    Distributions
     Year Ended       Beginning Investment       on      Investment  Investment    Capital         in       Return of      Total
     December 31,      of Year   Income(2)  Investments  Operations    Income       Gains        Excess      Capital   Distributions
     ------------      -------   ---------  -----------  ----------    ------       -----        ------      -------   -------------
    Select Growth and
    Income Fund(1)
         1997         $ 1.405   $   0.020   $   0.293   $   0.313   $   (0.020)  $   (0.146)    $  --       $  --     $   (0.166)
         1996           1.268       0.020       0.246       0.266       (0.020)      (0.109)       --          --         (0.129)
         1995           1.027       0.019       0.290       0.309       (0.019)      (0.049)       --          --         (0.068)
         1994           1.069       0.025      (0.018)      0.007       (0.025)      (0.017)    (0.007)(3)     --         (0.049)
         1993           0.990       0.023       0.079       0.102       (0.023)         --         --          --         (0.023)
         1992           1.000       0.008      (0.009)     (0.001)      (0.008)      (0.001)       --          --         (0.009)

                                    Net
                                  Increase
                                 (Decrease)
                                    in
        Year Ended                Net Asset
        December 31,               Value
        ------------               -----
     Select Growth and
       Income Fund(1)
            1997                 $  0.147
            1996                    0.137
            1995                    0.241
            1994                   (0.042)
            1993                    0.079
            1992                   (0.010)


                                                                     Ratios/Supplemental Data
                                              --------------------------------------------------------------------------
                                                                   Ratios To Average Net Assets
                                                             ---------------------------------------

             Year Ended    Net Asset          Net Assets
            December 31,     Value              End of      Net                                                     Portfolio
            ------------    End of     Total     Year   Investment    Operating Expenses         Management Fee     Turnover
         Select Growth and   Year     Return    (000's)   Income    (A)     (B)        (C)       Gross       Net      Rate
           Income Fund(1)    ----     ------    -------   ------    ---     ---        ---       -----       ---      ----
                1997       $ 1.552    22.51%   $473,552    1.34%   0.77%    0.80%     0.80%      0.73%      0.73%      71%
                1996         1.405    21.26%    295,638    1.44%   0.80%    0.83%     0.83%      0.75%      0.75%      78%
                1995         1.268    30.32%    191,610    1.69%   0.85%     --       0.85%      0.75%      0.75%     112%
                1994         1.027     0.73%    110,213    2.51%   0.91%     --       0.91%      0.75%      0.75%     107%
                1993         1.069    10.37%     60,518    2.73%   0.99%     --       1.03%      0.75%      0.71%      25%
                1992         0.990    (0.11)%**   7,302    3.20%*  1.10%*    --       2.37%*     N/A        N/A         4%
`
         ------------------------------------------
    *    Annualized
    **   Not Annualized
    (A)  Including reimbursements and reductions.
    (B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
    (C)  Excluding reimbursements and reductions.
    (1)  The Select Growth and Income Fund commenced operations on August 21,
         1992.
    (2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.019 in 1997, $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for Select Growth and Income Fund.
    (3)  Distributions in excess of net realized capital gains.

The following is added to the list after the Select Strategic Growth Fund under the fifth paragraph in the section entitled "HOW ARE THE FUNDS MANAGED?":

Select Growth and Income Fund                       John A. Levin & Co., Inc.

                         ______________________________

The information on the investment objective, Sub-Adviser and investment policies in the first page of this Supplement regarding the Select Growth and Income Fund is included under the section entitled, "WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?"

                         ______________________________

The management and sub-advisory fee tables under "MANAGEMENT FEES AND EXPENSES" are amended to include the following:


                               Select Growth
                               and Income
                               Fund
                               ----

                Manager Fee    (3)


(3) The Manager's fee for the Select Growth and Income Fund, computed daily at an annual rate based on the average daily net assets of the Fund, is based on the following schedule:

                Assets                  Rate
                ------                  ----
                First $100 Million      0.75%
                Next $150 Million       0.70%
                Next $250 Million       0.65%
                Over $500 Million       0.65%

Please note that the footnote number under the column for the Select Income Fund is changed to (4).

================================================================================

                                         Select Growth
                                         and Income
                                         Fund
                                         ----

                Sub-Adviser Fee          (9)

(9) For its services, JAL will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Growth and Income Fund, under the following schedule:

                         Assets                  Rate
                         ------                  ----
                         First $100 Million      0.40%
                         Next $200 Million       0.25%
                         Over $300 Million       0.30%

                         ______________________________

The table under "MANAGEMENT FEES AND EXPENSES" listing the gross fees before reimbursement at an effective rate based on the Fund's average daily net assets that each Fund paid the Manager for the fiscal year ended December 31, 1997 is amended to include the following after the Select Growth Fund and before the Select Income Fund:

                    Fund                             Rate
                    ----                             ----
                    Select Growth and Income Fund    0.73%

                         ______________________________


The table under "MANAGEMENT FEES AND EXPENSES" showing the voluntary expense limitations which the Manager has declared for each Fund and the operating expenses incurred for the fiscal year ended December 31, 1997 for each Fund is amended to include the following after the Select Growth Fund and before the Select Income Fund:

                                   Percentage of Average Daily Assets
                                   ----------------------------------

                                      Voluntary Expense  Operating
  Fund                                Limitations        Expenses
  ----                                -----------        --------

  Select Growth and Income Fund       1.10%              0.77%

                         ______________________________

The following is added to the section entitled "FUND MANAGER INFORMATION" after the Select Strategic Growth Fund and before the Select Income Fund:

The following individuals have served as members of a committee of fund managers for the SELECT GROWTH AND INCOME FUND since September 1994:

John A. Levin, Chairman and Chief Investment Officer, has over 33 years experience in the investment industry and has been with JAL since 1982. Prior to 1982, Mr. Levin was a Partner at Steinhardt Partners and a Partner and Director of Research at Loeb, Rhoades & Co.

Jeffrey A. Kigner, Co-Chairman and Chief Investment Officer, has over 14 years of investment industry experience and has been with JAL since 1984. Prior to 1984, Mr. Kigner was employed by Cralin & Co.

                         ______________________________

The second sentence under the section entitled, "TAXES AND DISTRIBUTIONS TO SHAREHOLDERS" is amended to read, in its entirety, as follows:

Dividends out of net investment income will be declared and paid quarterly in the case of the Select Growth and Income Fund and Select Income Fund and annually in the case of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund and Select Strategic Growth Fund.

                         ______________________________

The second sentence in the second paragraph under the section entitled "ORGANIZATION AND CAPITALIZATION OF THE TRUST" is amended to read, in its entirety, as follows:

The nine Funds described in this Prospectus may be purchased by the Separate Accounts established by First Allmerica.

                         ______________________________

The sections under "CERTAIN INVESTMENT STRATEGIES AND POLICIES" on Repurchase Agreements (not Reverse Repurchase Agreements), "When-Issued" Securities, Lending of Securities, Foreign Securities, Options and Futures Transactions (not Forward Contracts or Swaps), Restricted Securities and Investments in Money Market Securities are applicable to all Funds including the Select Growth and Income Fund.

                         ______________________________

The heading, first and second sentences of the first paragraph, and first sentence of the second paragraph on High Yield Securities under "CERTAIN INVESTMENT STRATEGIES AND POLICIES" are amended to read in their entirety as follows:

HIGH YIELD SECURITIES (APPLICABLE TO THE SELECT EMERGING MARKETS FUND, SELECT CAPITAL APPRECIATION FUND, SELECT GROWTH FUND, SELECT GROWTH AND INCOME FUND AND SELECT INCOME FUND)

Corporate debt securities purchased by the Select Emerging Markets Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Select Income Fund will be rated at the time of purchase B or better by Moody's or S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality under the guidelines established for the Funds. The Select Growth Fund and the Select Growth and Income Fund may not invest more than 15% of their assets, the Select Income Fund may not invest more than 25% of its assets and the Select Emerging Markets Fund and Select Capital Appreciation Fund may not invest more than 35% of their assets at the time of investment in securities rated below Baa by Moody's or BBB by S&P, or equivalently rated by another NRSRO, or unrated but believed by the Sub-Adviser to be of comparable quality.

Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities, commonly known as "high yield" securities or "junk bonds," and of the asset value of the Select Emerging Markets Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Select Income Fund.

                          --------------------------

The heading of the section on Asset-Backed Securities under "CERTAIN INVESTMENT STRATEGIES AND POLICIES" is amended to read as follows:

ASSET-BACKED SECURITIES (APPLICABLE TO THE SELECT GROWTH AND INCOME FUND AND SELECT INCOME FUND)

                          --------------------------

The following is to be inserted before the Financial Highlights tables in the Prospectus.


FEES AND EXPENSES OF THE FUNDS
------------------------------

This table describes the fees and expenses that you may pay if you invest in the Funds. The purpose of the table is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear. The expenses shown do not include expenses attributable to any particular insurance or retirement plan product. For all Funds, except the Select Emerging Markets Fund and the Select Strategic Growth Fund, the percentages shown in the table are based on amounts incurred during the Trust's fiscal year ended December 31, 1997. Expenses for the Select Emerging Markets Fund and Select Strategic Growth Fund are based on estimates. Management fee rates for the Select Aggressive Growth Fund, the Select Capital Appreciation Fund, the Select Growth and Income Fund and the Select Income Fund were revised in 1997. Management fee rates shown in the table have been adjusted to assume that the revised rates took effect on January 1, 1997.


                                                                            ANNUAL FUND OPERATING EXPENSES
                                                                            ------------------------------
                                                                                                       Total Fund
                                 Shareholder    Management Fee                                          Expenses
                                 Transaction  (after any voluntary                  Other Fund    (after any applicable
                                  Expenses         waiver)           12b-1 Fees      Expenses          limitations)
                                  --------         -------           ----------      --------          ------------
SELECT EMERGING MARKETS FUND @      NONE           1.35%                NONE          0.65%              2.00%(1)
SELECT AGGRESSIVE GROWTH FUND       NONE           0.89%*               NONE          0.09%              0.98%(1)(2)
SELECT CAPITAL APPRECIATION FUND    NONE           0.95%*               NONE          0.15%              1.10%(1)
SELECT VALUE OPPORTUNITY FUND       NONE           0.90%**              NONE          0.14%              1.04%(1)(2)
SELECT INTERNATIONAL EQUITY FUND    NONE           0.92%                NONE          0.20%              1.12%(1)(2)
SELECT GROWTH FUND                  NONE           0.85%#               NONE          0.08%              0.93%(1)(2)
SELECT STRATEGIC GROWTH FUND @      NONE           0.85%                NONE          0.13%              0.98%(1)
SELECT GROWTH AND INCOME FUND       NONE           0.70%*               NONE          0.07%              0.77%(1)(2)
SELECT INCOME FUND                  NONE           0.58%*               NONE          0.13%              0.71%(1)


* Effective September 1, 1997, the management fee rates for these Funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.

@ Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations in February 1998. Expenses shown are annualized and are based on estimated amounts for the current fiscal year. Actual expense may be greater or less than shown.

** The Select Value Opportunity Fund was formerly known as the "Small-Mid Cap Value Fund." Effective April 1, 1997, the management fee rate of the former Small-Mid Cap Value Fund was revised. In addition, effective April 1, 1997 and until further notice, the management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The management fee ratio shown above for the Select Value Opportunity Fund has been adjusted to assume that the revised rate and the voluntary limitations took effect on January 1, 1997. Without these adjustments, the management fee ratio and the total fund expense ratio would have been 0.95% and 1.09%, respectively. The management fee limitation may be terminated at any time.

# Effective June 1, 1998, the management fee rate for this Fund was revised. The new management fee rate has no effect on the management fee rate for 1997.

(1) Until further notice, the Manager has declared a voluntary expense limitation of 1.35% of average net assets for the Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for the Select Value Opportunity Fund, 1.50% for the Select International Equity Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income, and 1.00% for the Select Income Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1997.

    Until further notice, the Manager has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, the Manager has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by the Manager from the Fund after subtracting fees paid by the Manager to a Sub-Adviser.

    The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expense ratios would have been 0.93% for the Select Aggressive Growth Fund, 0.98% for the Select Value Opportunity Fund, 1.10% for the Select International Equity

     Fund, 0.91% for the Select Growth Fund and 0.74% for the Select Growth and Income Fund.


                                    EXAMPLE
                                    -------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The Example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.


                                   1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                   ------     -------   -------    --------

SELECT EMERGING MARKETS FUND        $20         $62       $106       $229
SELECT AGGRESSIVE GROWTH FUND       $10         $31       $ 53       $118
SELECT CAPITAL APPRECIATION FUND    $11         $34       $ 59       $131
SELECT VALUE OPPORTUNITY FUND       $10         $32       $ 56       $125
SELECT INTERNATIONAL EQUITY FUND    $11         $35       $ 61       $134
SELECT GROWTH FUND                  $ 9         $29       $ 50       $112
SELECT STRATEGIC GROWTH FUND        $10         $31       $ 53       $118
SELECT GROWTH AND INCOME FUND       $ 8         $24       $ 42       $ 93
SELECT INCOME FUND                  $ 7         $22       $ 38       $ 86

                       ---------------------------------

The following is added at the end of the third paragraph under the section entitled, "How Is Performance Determined":

The table below shows the performance of each Fund over past fiscal periods ended December 31, 1997.

                                        AVERAGE ANNUAL TOTAL RETURN
                                        ---------------------------

                                                            Ten Years or
                                     One Year  Five Years   Life of Fund *
                                     --------  ----------   ------------
Select Emerging Markets Fund **        N/A         N/A          N/A
Select Aggressive Growth Fund        18.71%      16.80%       19.57%
Select Capital Appreciation Fund     14.28%        N/A        22.89%
Select Value Opportunity Fund        24.85%        N/A        16.93%
Select International Equity Fund      4.65%        N/A        11.14%
Select Growth Fund                   34.06%      15.15%       16.37%
Select Strategic Growth Fund **        N/A         N/A          N/A
Select Growth and Income Fund        22.51%      16.57%       15.36%
Select Income Fund                    9.17%       6.86%        6.51%

* The Select Aggressive Growth Fund commenced operations on August 21, 1992; Select Capital Appreciation Fund on April 28, 1995; Select Value Opportunity Fund (formerly the Small-Mid Cap Value Fund) on April 30, 1993; Select International Equity Fund on May 2, 1994 and Select Growth Fund on August 21, 1992. The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992.

** The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.

Total returns quoted for a Fund include the Fund's expenses, but do not include charges and expenses attributable to any particular insurance or retirement plan product. Therefore, when shares of the Funds are purchased through variable annuity and variable life insurance contracts, for example, you should carefully review the prospectus of the insurance product you have chosen for information on relevant charges and expenses. Excluding these charges from quotations of a Fund's performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a Fund's performance to that of other mutual funds.

Total returns are based on past results and are not an indication of future performance.